UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 24, 2006

                              SIVAULT SYSTEMS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                            -------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-30711                                         98-0209119
     --------------                               --------------------------
(Commission File Number)                      (IRS Employer Identification No.)

        560 SOUTH WINCHESTER BLVD, SAN JOSE, CA                    95128
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (408) 236-7415
                             -----------------------
               Registrant's telephone number, including area code

             2665 NORTH FIRST STREET, SUITE 300, SAN JOSE, CA 95134
        ----------------------------------------------------------------
          (Former name or Former Address, If Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


         ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         RESTRUCTURING OF DEBT. The Company recently completed restructuring of approximately $1,000,000 in employee debt, approximately $1,500,000 in management loans and other debt and approximately $1,000,000 in trade debt. Terms of settlement included payments of cash and issuance of equity. To date, as part of its restructuring plan, the Company has reduced its outstanding debt by approximately $5,000,000. The restructuring of Company debt, and debt of its wholly-owned subsidiary, Lightec Communications, Inc., is expected to be completed by the end of the current fiscal quarter.

SECTION 3 - SECURITIES AND TRADING MARKETS

         ITEM 3.03.   Material modification to rights of security holders.

                      Refer to Item 1.01 above.

         ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements

               Not Applicable.

         (b)   Pro Forma Financial Information

               Not Applicable.

         (c) Exhibits:

               Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SIVAULT SYSTEMS, INC.


                                              /s/ John Mahoney
                                              -----------------------
                                              John Mahoney
                                              Chief Executive Officer



Date:  January 27, 2006